77C Matters submitted to a vote of security holders

Columbia High Yield Opportunity Fund (Fund)

On September 16, 2005, a Special Meeting of the Shareholders of the Columbia High Yield Opportunity Fund was held to approve the following items, as described in the Combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:

To elect Directors:
                                 For                    Withheld
Douglas A. Hacker          244,754,992.069           4,282,001.651
Janet Langford Kelly       244,870,336.607           4,166,657.113
Richard W. Lowry           244,794,683.880           4,242,309.840
Charles R. Nelson          244,956,325.687           4,080,668.033
John J. Neuhauser          244,938,714.920           4,098,278.800
Patrick J. Simpson         244,916,892.230           4,120,101.490
Thomas E. Stitzel          244,843,277.310           4,193,716.410
Thomas C. Theobald         244,769,469.612           4,267,524.108
Anne-Lee Verville          244,891,946.296           4,145,047.424
Richard L. Woolworth       244,840,858.636           4,196,135.084
William E. Mayer           235,579,885.246          13,457,108.474


                           Shares of beneficial interest being a plurality of the shares represented at the Meeting.

Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:              46,200,833.443    Shares of beneficial interest being a
                                    majority of the shares
                                    represented at the meeting.
Against:          1,966,990.526     Shares of beneficial interest
Abstain:          1,936,485.211     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to making loans

For:              45,802,249.057    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:          2,306,264.633     Shares of beneficial interest
Abstain:          1,995,845.490     Shares of beneficial interest

Amendment to fundamental investment restrictions with respect to diversification of investments.
For:              46,125,736.103    shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:          1,971,973.215     shares of beneficial interest
Abstain:          2,006,649.862     shares of beneficial interest

Amendment to fundamental investment restrictions with respect to investments in real estate.

For:              45,807,774.165    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:          2,217,249.763     Shares of beneficial interest
Abstain:          2,079,335.252     Shares of beneficial interest


Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:              45,789,966.057    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:           2,157,656.409    Shares of beneficial interest
Abstain:           2,156,736.714    Shares of beneficial interest

 Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:              45,760,824.393    Shares of beneficial interest being a
                                    majority of the shares represented at the
                                    meeting.
Against:           2,166,979.455     Shares of beneficial interest
Abstain:           2,176,555.332     Shares of beneficial interest




77D Policies with respect to security investments

Effective November 1, 2005, the following language replaced the language in the section of the Statement of Additional Information entitled "FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United
         States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.



Columbia High Yield Opportunity Fund


77E Legal Proceedings
On February 9, 2005, Columbia Management (which has since merged into Banc of America Capital Management, LLC(now named Columbia Management Advisors, LLC)) and Columbia Funds Distributor, Inc.(which has been renamed Columbia Management Distributors, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the funds or their shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class
B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.



77M Mergers
Columbia Strategic Income Fund
On September 16, 2005, the shareholders of Nations Strategic Income Fund
(Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Nations Strategic Income FundI to, and the assumption of all of the liabilities of, Nations Strategic Income Fund by, Columbia Strategic Income Fund, in exchange for shares of Nations Strategic Income Fund, and (ii) the distribution of such shares to the shareholders of Columbia Strategic Income Fund in complete liquidation of Nations Strategic Income Fund.

Immediately following the merger on September 16, 2005, Columbia Strategic Income Fund reorganized as a newly-formed series of Columbia Funds Series Trust I. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.



77O Transactions effected pursuant to Rule 10f-3
Columbis High Yield Opportunity Fund

On June 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,810,000 par value of common stock notes of Qwest Communications (Securities) for a total purchase price of $91.93 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.

On June 20, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 370,000 par value of common stock notes of Qwest Communications (Securities) for a total purchase price of $92.25 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.

On June 22, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 400,000 par value of common stock notes of Residential Capital 6.875 6/30/15(Securities) for a total purchase price of $397,540.00 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc., Citigroup; JP Morgan; Barclays Capital; Credit Suisse First Boston Corp. Deutsche Bank Securities, Inc.; HSBC Securities; Lehman Brothers; RBS Greenwich Capital.

On June 22, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 400,000 par value of common stock notes of Residential Capital 6.375 6/30/10(Securities) for a total purchase price of $398,853.00 from Citigroup/Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc., Citigroup; JP Morgan; Barclays Capital; Credit Suisse First Boston Corp. Deutsche Bank Securities, Inc.; HSBC Securities; Lehman Brothers; RBS Greenwich Capital.


On June 29, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 225,000 par value of common stock notes of Texas Industries (Securities) for a total purchase price of $100.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On July 14, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 230,000 par value of common stock notes of Quicksilver (Securities) for a total purchase price of $230,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & Co.; Scoiete Generale.

On July 27, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 660,000 par value of common stock notes of L-3 Communications Corp. 6.375% 15 Securities) for a total purchase price of $653,994.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets; Calyon Securities USA Inc.; Morgan Stanley; Scotia Capital Inc.;
SG Corporate & Investment Banking; Stephens Inc.; Wachovia Securities Inc.; Lehman Brothers; Bear, Stearns & Co., Inc.; Credit Suisse First Boston; Citigroup; Jefferies & Company Inc.; SG Cowen & Co.; SunTrust Robinson Humphrey; Wachovia Securities

On July 27, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 500,000 par value of common stock notes of Sungard Data Systems Inc. 9.125% 13 Securities) for a total purchase price of $500,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & co.; Societe Generale.


On July 27, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 275,000 par value of common stock notes of Sungard Data Systems Inc. 10.25% 15 Securities) for a total purchase price of $275,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & co.; Societe Generale.

On July 28, 2005 Columbia High Yield Opportunity Fund (Fund) purchased 290,000 par value of common stock notes of FTI Consulting 7.625% 13 (Securities) for a total purchase price of $290,000.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & Co.; Societe Generale.




On August 16, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,075,000 par value of common stock notes of Columbus McKinnon Corp. 8.875 13 (Securities) for a total purchase price of $1,075,000.00 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Robert W. Baird & Co.; Needham & Company, LLC.


On August 11, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 430,000 par value of common stock notes of Ahern Rentals Inc 9.25% 13 (Securities) for a total purchase price of $430,000.00 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: CIBC World Markets PLC.


On August 1, 2005, Columbia High Yield Oppotunity Fund (Fund) purchased 675,000 par value of common stock notes of Standard Pacific Corp New (Securities) for a total purchase price of $675,000.00 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston Corp; JP Morgan Securities; Comerica Securities; Keybanc Capital Markets; Piper Jaffrey & Co.; PNC Capital Markets; Raymond James & Associates Inc; SunTrust Robinson Humphrey.


On September 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 465,000 par value of common stock notes of Amerisource Bergen Corp 5.875% 15 (Securities) for a total purchase price of $462,675.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Scotia Capital, Inc. Wachovia Securities Inc.; Wells Fargo.

On September 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 470,000 par value of common stock notes of Amerisource Bergen Corp 5.625% 12 (Securities) for a total purchase price of $467,925.20 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Lehman Brothers.


On September 15, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 455,000 par value of common stock notes of Pacific Energy Part/FNA 6.25%15 (Securities) for a total purchase price of $452,925.20 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; BNP Paribas, Citigroup; Scotia Capital Inc.


On September 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 1,210,000 par value of common stock notes of Williams Cos 6.375% 10 (Securities) for a total purchase price of $1,210,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup.

On September 23, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 450,000 par value of common stock notes of Lin Television Corp (Securities) for a total purchase price of $415,071.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; JP Morgan; Goldman, Sachs & Co.; Scotial Capital, Inc.;
Wachovia Securities, Inc.

2
On September 20, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 890,000 par value of common stock notes of Williams Scotsman Inc 8.5% 15 (Securities) for a total purchase price of $890,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; Lehman Brothers; CIBC World Markets.


On September 28, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 430,000 par value of common stock notes of Whiting Petroleum Corp 7% 14 (Securities) for a total purchase price of $430,000.00 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Lehman Brothers, Merrill Lynch & Co; Keybanc Capital Markets; Petrie Parkman & Co; Raymond James & Associates, Inc.; RBC Capital Markets; Simmons & Co. Wachovia Securities, Inc.



77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income Fund
On June 22, 2005, Columbia Strategic Income Fund (Fund) purchased 390,000 par value of common stock notes of Residential Capital 6.875 6/30/15(Securities) for a total purchase price of $397,601.50 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc., Citigroup; JP Morgan; Barclays Capital; Credit Suisse First Boston Corp. Deutsche Bank Securities, Inc.; HSBC Securities; Lehman Brothers; RBS Greenwich Capital.

On June 22, 2005, Columbia Strategic Income Fund (Fund) purchased 390,000 par value of common stock notes of Residential Capital 6.875 6/30/10(Securities) for a total purchase price of $388,853.40 from Citigroup/Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc., Citigroup; JP Morgan; Barclays Capital; Credit Suisse First Boston Corp. Deutsche Bank Securities, Inc.; HSBC Securities; Lehman Brothers; RBS Greenwich Capital.

On June 29, 2005 Columbia Strategic Income Fund (Fund) purchased 225,000 par value of common stock notes of Texas Industries (Securities) for a total purchase price of $100.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.


On July 14, 2005 Columbia Strategic Income Fund (Fund) purchased 235,000 par value of common stock notes of Quicksilver (Securities) for a total purchase price of $235,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & Co.; Scoiete Generale.

On July 27, 2005 Columbia Strategic Income Fund (Fund) purchased 685,000 par value of common stock notes of L-3 Communications Corp. 6.375% 15 Securities) for a total purchase price of $678,766.50 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets; Calyon Securities USA Inc.; Morgan Stanley; Scotia Capital Inc.;
SG Corporate & Investment Banking; Stephens Inc.; Wachovia Securities Inc.; Lehman Brothers; Bear, Stearns & Co., Inc.; Credit Suisse First Boston; Citigroup; Jefferies & Company Inc.; SG Cowen & Co.; SunTrust Robinson Humphrey; Wachovia Securities

On July 27, 2005 Columbia Strategic Income Fund (Fund) purchased 510,000 par value of common stock notes of Sungard Data Systems Inc. 9.125% 13 Securities) for a total purchase price of $510,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & co.; Societe Generale.


On July 27, 2005 Columbia Strategic Income Fund (Fund) purchased 275,000 par value of common stock notes of Sungard Data Systems Inc. 10.25% 15 Securities) for a total purchase price of $275,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & co.; Societe Generale.

On July 28, 2005 Columbia Strategic Income Fund (Fund) purchased 295,000 par value of common stock notes of FTI Consulting 7.625% 13 (Securities) for a total purchase price of $295,000.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Calyon Securities, Inc.; CIBC World Securities USA, Inc.; Natexis Banque; Piper Jaffrey & Co.; Societe Generale.

On August 16, 2005, Columbia Strategic Income Fund (Fund) purchased
1,115,000 par value of common stock notes of Columbus McKinnon Corp. 8.875 13 (Securities) for a total purchase price of $1,115,000.00 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Robert W. Baird & Co.; Needham & Company, LLC.

On August 11, 2005,  Columbia Strategic Income Fund (Fund) purchased
445,000 par value of common stock notes of Ahern Rentals Inc 9.25% 13 (Securities) for a total purchase price of $445,000.00 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: CIBC World Markets PLC.



On September 8, 2005, Columbia High Yield Opportunity Fund (Fund) purchased 465,000 par value of common stock notes of Amerisource Bergen Corp 5.875% 15 (Securities) for a total purchase price of $462,675.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Scotia Capital, Inc. Wachovia Securities Inc.; Wells Fargo.

On September 8, 2005,  Columbia Strategic Income Fund (Fund) purchased
475,000 par value of common stock notes of Amerisource Bergen Corp 5.625% 12 (Securities) for a total purchase price of $472,625.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Lehman Brothers.


On September 15, 2005, Columbia Stategic Income Fund (Fund) purchased 470,000 par value of common stock notes of Pacific Energy Part/FNA 6.25%15 (Securities) for a total purchase price of $467,856.80 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; BNP Paribas, Citigroup; Scotia Capital Inc.


On September 8, 2005, Columbia Stategic Income Fund (Fund) purchased 2,010,000 par value of common stock notes of Williams Cos 6.375% 10 (Securities) for a total purchase price of $2,010,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup.